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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    Form 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

Date of Report (Date of earliest                Commission File Number 000-26076
event reported)  November 28, 2001

                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)

       Maryland                                          52-1494660
(State of organization)                  (I.R.S. Employer Identification Number)

                              10706 Beaver Dam Road
                             Cockeysville, MD 21030
              (Address of principal executive offices and zip code)

                                 (410) 568-1500
                         (Registrant's telephone Number)


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                         SINCLAIR BROADCAST GROUP, INC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are filed as part of this report.

The following exhibit is filed as part of this report:

EXHIBIT 99.1 Sinclair Broadcast Group, Inc. Press Release (Dated November 28, 2001) Announcing Private Securities Offering.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SINCLAIR BROADCAST GROUP, INC.


                                  By:  /s/  David B. Amy
                                       ----------------------------------------
                                  Name:    David B. Amy
                                  Title:   Executive Vice President and Chief
                                           Financial Officer


Dated: November 28, 2001